UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2006

China BAK Battery, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49712	86-0442833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District Shenzhen, Peoples Republic of China		518119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (86-755) 8977-0093

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02.     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          On September 28, 2006, options to purchase a total of 1,400,000 shares of common stock of China BAK Battery, Inc. (the “Company”) under the Company’s 2005 Stock Option Plan (the “Stock Option Plan”) were cancelled pursuant to termination and release agreements entered into between the Company and various optionees who are residents of China.  The optionees requested the Company to terminate their options, so that they could avoid adverse tax consequences under applicable Chinese law.  The form of termination and release agreement used to terminate the stock option agreements previously entered into between the various optionees and the Company in connection with the grant of the 1,400,000 options is filed as Exhibit 10.1 to this report.

          Options held by the following executive officers of the Company to purchase the number of shares listed below opposite their respective names were included within the 1,400,000 total cancelled options.

Name and Title	Shares of Common Stock Underlying Cancelled Options	Exercise Price of Cancelled Option (Per Share)	Grant Date of Cancelled Option	Expiration Date of Cancelled Option

Yongbin Han, Chief Financial Officer, Secretary and Treasurer	200,000	$ 6.25	May 16, 2005	[May 16, 2011]
Yanlong Zou, Vice President of Quality and Reliability Assurance and Purchasing	50,000	6.25	May 16, 2005	[May 16, 2011]
Shuquan Zhang, Vice President of Intellectual Property, Legal Matters and General Administration	50,000	6.25	May 16, 2005	[May 16, 2011]
Houde Liu, Vice President of Sales and Marketing	50,000	6.25	May 16, 2005	[May 16, 2011]

          The compensation committee of the Company plans to meet during the first quarter of the Company’s 2007 fiscal year to determine an appropriate number of shares of restricted stock that may be granted to these optionees under the Stock Option Plan.

          On September 22, 2006, the compensation committee of the Company also adopted resolutions approving the form of restricted stock grant award agreement for use under the Company’s 2005 Stock Option Plan.  The form of restricted stock grant award agreement is filed as Exhibit 10.2 to this report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Form of Termination and Release Agreement

10.2	Form of Restricted Stock Grant Award Agreement

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: October 2, 2006	By:	/s/ Xiangqian Li

Xiangqian Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Termination and Release Agreement

10.2	Form of Restricted Stock Grant Award Agreement